BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2011
BUSINESS COMBINATION
4.	BUSINESS COMBINATION

On December 23, 2010, Changzhou Kanghui entered into an equity transfer agreement with the shareholders of Wei Rui Li to acquire 60% of the equity interest in Wei Rui Li for cash consideration of RMB30 million. The acquisition was completed on March 23, 2011 at which time Wei Rui Li became a 60% owned subsidiary of the Group. The acquisition of Wei Rui Li was designed to launch the new joint implant products in 2012, which the management expected to be a significant growth driver for the business going forward.

The Group has completed the fair value estimates of the tangible and intangible assets acquired, liabilities assumed and non-controlling interests, and determined the amount of goodwill recognized as of the acquisition date.

The purchase price allocation is as follows:

RMB’000
Cash and cash equivalents	22
Prepayments and other current assets	1,310
Property, plant and equipment	414
Intangible assets—product certificates	19,388
Deferred tax assets	350
Accounts payable	(83)
Accrued expenses and other liabilities	(1,382)
Deferred tax liabilities	(5,224)

Net identifiable assets acquired	14,795
Aggregate of:
Purchase consideration	30,000
Non-controlling interests	8,609

Total	38,609

Goodwill	23,814

The valuations used in the purchase price allocation described above were determined by the Company with the assistance of an independent third-party valuation firm. The valuation report utilizes and considers generally accepted valuation methodologies such as the income, market and cost approaches. The goodwill which is not tax deductible is primarily attributable to synergies expected to be achieved from the acquisition. At December 31, 2011, there was no impairment in the amount of goodwill resulting from the acquisition of Wei Rui Li.

The Company recognized RMB487,000 (US$77,000) of acquisition-related costs which were included in general and administrative expenses in the year ended December 31, 2011.

The results of operations of Wei Rui Li have been included in the consolidated financial statements since the acquisition date of March 23, 2011, as below:

For the year ended December 31, 2011
(RMB in thousands, except per share data)
Net revenue	26
Net Loss	(1,478)

Loss per ordinary share:
Basic	(0.01)
Diluted	(0.01)

The following unaudited pro forma consolidated financial information for the year ended December 31, 2011 is presented as if the acquisition had occurred on January 1, 2011 and includes pro forma adjustments to increase amortization expense to reflect the additional amortization expense related to the acquired intangible assets. The results in 2010 were not prepared due to the impracticability of estimating such impact. The unaudited pro forma results do not purport to be indicative of the results of operations would have been had the acquisition actually been consummated on the date indicated.

For the year ended December 31, 2011
(RMB in thousands, except per share data)
Net revenue	326,997
Net income attributable to China Kanghui Holdings	120,475

Earnings per ordinary share:
Basic	0.87
Diluted	0.78